                                                                      EXHIBIT 99
[ALLETE LOGO]

                                        For Release:  February 10, 2005
                                        CONTACT:      Eric Olson
                                                      218-723-3947
                                                      eolson@allete.com

                                        INVESTOR      Tim Thorp
                                        CONTACT:      218-723-3953
                                                      tthorp@allete.com
NEWS

                 ALLETE ANNOUNCES STRONG 2004 earnings RESULTS;
                 ----------------------------------------------
          EXPECTS EARNINGS PER SHARE GROWTH OF 45 TO 50 PERCENT in 2005
          -------------------------------------------------------------

DULUTH, Minn.--ALLETE, Inc. (NYSE: ALE) today reported 2004 income from continuing operations of $39.1 million. Excluding a one-time charge for the early repayment of debt and a one-time gain realized by an employee stock ownership fund, income from continuing operations was $38.5 million, an increase of 29 percent over 2003.

"Our company went through a significant transformation in 2004 and at the same time performed exceptionally well," said ALLETE President and CEO Don Shippar. "We are stronger as a result, and from what we've accomplished are poised for substantial earnings growth in 2005."

Net income from ALLETE's REGULATED UTILITY business grew by 13 percent in 2004 and kilowatthour sales to Minnesota Power's industrial customers were 8 percent higher than last year. Higher benefit and maintenance expenses were more than offset by other lower expenses during 2004.

NONREGULATED ENERGY OPERATIONS posted a slight loss in 2004. The net income contributions of the Taconite Harbor energy facility and BNI Coal were offset by losses incurred at the Kendall County facility. ALLETE recently announced that it has reached an agreement to transfer its Kendall County purchased power agreement to a subsidiary of Constellation Energy. The transfer is expected to close in April 2005.

Net income from ALLETE's REAL ESTATE business increased by 4 percent in 2004. Demand for Florida property remained strong through the year. "We are excited about our future earnings prospects in this business," said Shippar.

Year-end results for ALLETE's OTHER business segment improved by $7.8 million in 2004 over 2003, mainly due to reduced interest expense resulting from lower debt balances. The aforementioned fourth quarter gain of $11.5 million related to the fourth quarter sale of securities held by an employee stock ownership plan offset a third quarter charge of $10.9 million for the early repayment of debt.

During 2004, ALLETE spun off its Automotive Services business and substantially completed the sale of its Water Services business. Net income from these DISCONTINUED OPERATIONS was $73.1 million in 2004. On February 4, 2005, ALLETE closed on the sale of its last wastewater system.

For the quarter, income from continuing operations was 5 percent higher than the fourth quarter of 2003, excluding the previously mentioned one-time gain. Increased electric sales and lower interest and other expenses offset outage expenses at the Square Butte and the Taconite Harbor energy facilities.

"We expect ALLETE's earnings per share from continuing operations to grow by 45 to 50 percent in 2005," said Shippar. The company expects the increase to come from continued strong real estate sales, lower interest expense, and the transfer of the Kendall County purchased power agreement. The earnings expectation excludes an anticipated one-time charge related to the Kendall County agreement.

                                     (more)

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ALLETE NEWS RELEASE                                                       PAGE 2
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ALLETE's corporate headquarters are located in Duluth, Minnesota. ALLETE provides energy services in the upper Midwest and has significant real estate holdings in Florida. More information about the company is available on ALLETE's Web site located at www.allete.com.
                    --------------

THE STATEMENTS CONTAINED IN THIS RELEASE AND STATEMENTS THAT ALLETE MAY MAKE ORALLY IN CONNECTION WITH THIS RELEASE THAT ARE NOT HISTORICAL FACTS, ARE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES AND INVESTORS ARE DIRECTED TO THE RISKS DISCUSSED IN DOCUMENTS FILED BY ALLETE WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      ###

                          [RECYCLE LOGO] RECYCLED PAPER
            ALLETE - 30 WEST SUPERIOR STREET, DULUTH, MINNESOTA 55802
                                 WWW.ALLETE.COM

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ALLETE NEWS RELEASE                                                       Page 3
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

                                                            ALLETE, INC.

                                                  CONSOLIDATED STATEMENT OF INCOME
                                          FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003
                                                  Millions Except Per Share Amounts


                                                                                         QUARTER ENDED               YEAR ENDED
                                                                                      2004          2003          2004        2003
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
OPERATING REVENUE                                                                    $178.6        $165.9        $751.4      $692.3
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OPERATING EXPENSES
     Fuel and Purchased Power                                                          69.9          55.3         287.9       252.5
     Operating and Maintenance                                                         73.7          72.5         285.1       263.1
     Depreciation                                                                      12.5          12.8          49.7        51.2
     Taxes Other than Income                                                            7.4           6.7          28.9        29.4
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         Total Operating Expenses                                                     163.5         147.3         651.6       596.2
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OPERATING INCOME FROM CONTINUING OPERATIONS                                            15.1          18.6          99.8        96.1
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OTHER INCOME (EXPENSE)
     Interest Expense                                                                  (6.1)        (12.6)        (31.8)      (50.6)
     Other                                                                              9.3           0.3         (12.1)        2.5
------------------------------------------------------------------------------------------------------------------------------------
         Total Other Income (Expense)                                                   3.2         (12.3)        (43.9)      (48.1)
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INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                                  18.3           6.3          55.9        48.0
INCOME TAX EXPENSE                                                                      2.4           2.1          16.8        18.2
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INCOME FROM CONTINUING OPERATIONS BEFORE
     CHANGE IN ACCOUNTING PRINCIPLE                                                    15.9           4.2          39.1        29.8
INCOME (LOSS) FROM DISCONTINUED OPERATIONS - NET OF TAX                                (6.2)         95.9          73.1       206.6
CHANGE IN ACCOUNTING PRINCIPLE - NET OF TAX                                               -             -          (7.8)          -
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NET INCOME                                                                           $  9.7        $100.1        $104.4      $236.4
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AVERAGE SHARES OF COMMON STOCK
     Basic                                                                             28.2          27.9          28.3        27.6
     Diluted                                                                           28.4          28.1          28.4        27.8
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BASIC EARNINGS (LOSS) PER SHARE OF COMMON STOCK
     Continuing Operations                                                            $0.57         $0.15         $1.39       $1.08
     Discontinued Operations                                                          (0.22)         3.46          2.58        7.48
     Change in Accounting Principle                                                       -             -         (0.28)          -
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                                                                                      $0.35         $3.61         $3.69       $8.56
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DILUTED EARNINGS (LOSS) PER SHARE OF COMMON STOCK
     Continuing Operations                                                            $0.55         $0.15         $1.37       $1.08
     Discontinued Operations                                                          (0.21)         3.44          2.57        7.44
     Change in Accounting Principle                                                       -             -         (0.27)          -
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                                                                                      $0.34         $3.59         $3.67       $8.52
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DIVIDENDS PER SHARE OF COMMON STOCK                                                   $0.30       $0.8475       $2.8425       $3.39
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


                           CONSOLIDATED BALANCE SHEET
                FOR THE PERIODS ENDED DECEMBER 31, 2004 AND 2003
                                    Millions

                                                              2004        2003
--------------------------------------------------------------------------------
ASSETS
Cash and Cash Equivalents                                  $  194.1     $  110.2
Restricted Cash                                                30.3            -
Other Current Assets                                          141.7        113.1
Property, Plant and Equipment                                 883.1        919.3
Investments                                                   124.5        175.7
Discontinued Operations                                         4.9      1,724.0
Other                                                          52.8         59.0
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TOTAL ASSETS                                               $1,431.4     $3,101.3
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LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities                                        $   96.7     $  185.5
Long-Term Debt                                                390.2        514.7
Other Liabilities                                             302.0        305.4
Discontinued Operations                                        12.0        635.5
Shareholders' Equity                                          630.5      1,460.2
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TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $1,431.4     $3,101.3
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

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ALLETE NEWS RELEASE                                                       Page 4
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

                                                                                         QUARTER ENDED               YEAR ENDED
                                                                                          DECEMBER 31,              DECEMBER 31,
ALLETE, INC.                                                                            2004        2003          2004        2003
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
NET INCOME (LOSS)
Millions
     Regulated Utility                                                                 $10.7      $  7.4        $ 42.8      $ 37.9
     Nonregulated Energy Operations                                                     (2.9)        0.5          (0.3)        3.7
     Real Estate                                                                        (0.1)        2.8          14.7        14.1
     Other                                                                               8.2        (6.5)        (18.1)      (25.9)
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     Income from Continuing Operations                                                  15.9         4.2          39.1        29.8
     Income (Loss) from Discontinued Operations                                         (6.2)       95.9          73.1       206.6
     Change in Accounting Principle                                                        -           -          (7.8)          -
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         Net Income                                                                    $ 9.7      $100.1        $104.4      $236.4
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DILUTED EARNINGS (LOSS) PER SHARE
     Continuing Operations                                                             $0.55       $0.15         $1.37       $1.08
     Discontinued Operations                                                           (0.21)       3.44          2.57        7.44
     Change in Accounting Principle                                                        -           -         (0.27)          -
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                                                                                       $0.34       $3.59         $3.67       $8.52
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STATISTICAL DATA

     KILOWATTHOURS SOLD
     Millions

         Regulated Utility
              Retail and Municipals
                  Residential                                                          280.5       278.4       1,053.3     1,065.4
                  Commercial                                                           320.9       322.1       1,281.8     1,285.6
                  Industrial                                                         1,797.1     1,649.0       7,070.8     6,558.2
                  Municipals                                                           209.1       204.9         823.0       841.8
                  Other                                                                 21.1        19.9          79.0        79.2
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                                                                                     2,628.7     2,474.3      10,307.9     9,830.2
              Other Power Suppliers                                                    271.7       301.0         917.5     1,313.5
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                                                                                     2,900.4     2,775.3      11,225.4    11,143.7
         Nonregulated Energy Operations                                                298.1       361.7       1,496.1     1,462.3
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                                                                                     3,198.5     3,137.0      12,721.5    12,606.0
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

NOTES

On September 20, 2004 ALLETE's common stock was split one-for-three. All common share and per share amounts have been adjusted for all periods to reflect the one-for-three reverse stock split.